UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2015

     RESPONSE GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33509	11-3525548
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1640 Marengo St., 7th Floor

Los Angeles, California 90033

(323) 224-3900

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 2, 2015, Response Genetics, Inc. (the “Company”) received a letter from the NASDAQ Stock Market LLC (“Nasdaq”) informing the Company that the Nasdaq Hearings Panel has determined to delist the shares of the Company from The Nasdaq Stock Market, effective at the open of business on July 6, 2015. The Nasdaq Stock Market will complete the delisting by filing a Form 25 Notification of Delisting with the Securities Exchange Commission, after applicable appeal periods have lapsed.

Beginning July 6, 2015, our common stock will be traded on the OTCQB marketplace with no change to its ticker symbol.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPONSE GENETICS, INC.

Date: July 6, 2015

By:  /s/ Kevin R. Harris

Name: Kevin R. Harris

Title: Chief Financial Officer